UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

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Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

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Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 19, 2025, the Federal Home Loan Bank of New York (“FHLBNY”) announced as follows:

1. Mr. David Hanrahan, President & CEO, Century Savings Bank, Vineland, New Jersey, was elected by the FHLBNY’s eligible New Jersey members to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in New Jersey for a four-year term commencing January 1, 2026 and ending December 31, 2029;

2. Mr. José R. Fernández, Chairman, President & CEO, Oriental Bank, San Juan, Puerto Rico, was re-elected by the FHLBNY’s eligible members in Puerto Rico and the U.S. Virgin Islands to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in Puerto Rico and the U.S. Virgin Islands for a four-year term commencing January 1, 2026 and ending December 31, 2029; and

3. Eligible members from throughout the FHLBNY’s membership district (New Jersey, New York, Puerto Rico and the U.S. Virgin Islands) re-elected Ms. Josie J. Thomas, former CBS/Viacom senior executive, to serve as an Independent Director on the Board for a term of four years commencing January 1, 2026 and ending December 31, 2029. (For the remainder of this report, Mr. Hanrahan, Mr. Fernández, and Ms. Thomas will collectively be referred to as the “Elected Directors”).

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency (“FHFA”), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2026; further, whether the Elected Directors are expected to be formally named to serve on any committee of the Board for 2026 has not yet been determined. (Mr. Fernández and Ms. Thomas currently serve on the Board and their terms each expire on December 31, 2025. Mr. Fernández presently serves on the Board’s Compensation and Human Resources, Risk, and Technology Committees; Ms. Thomas presently serves on the Board’s Compensation and Human Resources (Vice Chair), Corporate Governance and External Affairs, and Strategy and Business Committees.)

Compensation of all Directors, including the Elected Directors, in 2026 will be in accordance with a 2026 FHLBNY Director Compensation Policy, which is expected to be approved by the Board at its November 2025 Meeting. The 2026 Policy will be included in the FHLBNY’s next Form 10-K to be filed with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meetings of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the open Member Director seat representing New Jersey members, 85 FHLBNY members in New Jersey were eligible to vote. Of this number, 40 members voted, representing 47.06% of total eligible voting participants. The total number of eligible votes that could be cast for the open New Jersey Member Director seat was 2,909,175. Mr. Hanrahan received 1,473,004 votes. In addition, also on the New Jersey Member Director ballot was incumbent FHLBNY director, Mr. Gerald Reeves, Director, Sturdy Savings Bank, Cape May Court House, New Jersey, who received 301,484 votes.

Regarding the election held to fill the open Member Director seat representing Puerto Rico and U.S. Virgin Islands members, 20 FHLBNY members in Puerto Rico and the U.S. Virgin Islands (“Puerto Rico/USVI”) were eligible to vote. Of this number, 9 members voted, representing 45% of total eligible voting participants. The total number of eligible votes that could be cast for the open Puerto Rico/USVI Member Director seat was 206,963. Mr. Fernández received 151,350 votes. Additionally, Mr. Raymond Fournier, President & CEO, Guardian Insurance Company Inc., St. Thomas, USVI, was also on the Puerto Rico/USVI Member Director ballot. He received 48,742 votes.

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With regard to the election held to fill the open Independent Director seat, 332 FHLBNY members were eligible to vote. Of this number, 109 members voted, representing 32.83% of total eligible voting participants. The total number of eligible votes that could be cast for the open Independent Directorship was 14,100,028. To be elected as an Independent Director, the candidate needed to receive at least 20 percent of the total number of eligible votes (i.e., 2,820,006 votes). Ms. Thomas passed this threshold as she received 6,104,068 votes, representing 43.29% of the total number of eligible votes.

Item 8.01 Other Events.

On November 19, 2025, the FHLBNY issued a November 2025 Director Election Report to FHLBNY security holders announcing election results for the New Jersey Member Director, Puerto Rico/USVI Member Director, and districtwide Independent Director seats up for election in 2025. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	November 2025 Director Election Report to FHLBNY stockholders, dated November 19, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 19, 2025	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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